                                                                      EXHIBIT 99


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


CHRYSLER FINANCIAL                                                                                 DISTRIBUTION DATE:      08-Nov-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY SERVICER'S CERTIFICATE (GU)                                                    Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                               6
      Distribution Date                                                            08-Nov-00

      DATES COVERED                                                     FROM AND INCLUDING                 TO AND INCLUDING
      -------------                                                     ------------------                 ----------------
           Collections Period                                                      01-OCT-00                        31-Oct-00
           Accrual Period                                                          10-Oct-00                        07-Nov-00
           30/360 Days                                                                    30
           Actual/360 Days                                                                29


                                                                          NUMBER OF
      COLLATERAL POOL BALANCE DATA                                        ACCOUNTS                             $ AMOUNT
      ----------------------------                                        --------                             --------

      Pool Balance - Beginning of Period                                  121,958                            1,794,702,833.49
      Collections of Installment Principal                                                                      35,001,595.32
      Collections Attributable to Full Payoffs                                                                  17,242,194.26
      Principal Amount of Repurchases                                                                                    0.00
      Principal Amount of Gross Losses                                                                           3,370,908.32
                                                                                                             ----------------
      Pool Balance - End of Period                                        119,646                            1,739,088,135.59
                                                                                                             ================


      POOL STATISTICS                                                                                         END OF PERIOD
      ---------------                                                                                         -------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  83.73%

      Ending O/C Amount                                                                                        106,566,594.32
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                             1.07
           Balance as a Percent of Ending Securities)                                                                 106.28%

      Cumulative Net Losses                                                                                      3,395,066.08
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.64120%
      Cumulative Recovery Ratio                                                                                        58.02%
      60+ Days Delinquency Amount                                                                                6,045,111.38
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.34900%

      Weighted Average APR                                                                                             8.948%
      Weighted Average Remaining Term (months)                                                                          50.75
      Weighted Average Seasoning (months)                                                                                9.75

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


CHRYSLER FINANCIAL                                                                                 DISTRIBUTION DATE:      08-NOV-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY SERVICER'S CERTIFICATE (GU)                                                    PAGE 2 OF 2
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CASH SOURCES
------------
    Collections of Installment Principal          35,001,595.32
    Collections Attributable to Full Payoffs      17,242,194.26
    Principal Amount of Repurchases                        0.00     O/C RELEASE
    Recoveries on Loss Accounts                    1,955,780.18     -----------
    Collections of Interest                       13,400,946.96     Original O/C Amount                                94,181,384.40
    Investment Earnings                               26,639.85
    Reserve Account                                4,956,935.00     Cumulative O/C Release (beginning)                          0.00
                                               ----------------     O/C Release               (Prospectus pg S16)               0.00
                                                                                                                    ----------------
    TOTAL SOURCES                                 72,584,091.57     Cumulative O/C Release (ending)                             0.00
                                               ================                                                     ================

CASH USES
---------
    Servicer Fee                                   1,495,585.69
    Note Interest                                  9,948,103.47
    Reserve Fund                                   4,956,935.00
    O/C Release to Seller                                  0.00
    Note Principal                                56,183,467.41
                                                  -------------
    TOTAL CASH USES                               72,584,091.57
                                                  =============


ADMINISTRATIVE PAYMENT
----------------------
    Total Principal and Interest Sources          72,584,091.57
    Investment Earnings in Trust Account             (26,639.85)
    Cash Reserve in Trust Account                 (4,956,935.00)
    Servicer Fee (withheld)                       (1,495,585.69)
    O/C Release to Seller                                  0.00
                                                  -------------
         PAYMENT DUE TO TRUST ACCOUNT             66,104,931.03
                                                  =============

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

                                       BEGINNING              ENDING                    PRINCIPAL               PRINCIPAL PER
                                        BALANCE               BALANCE                    PAYMENT                 $1000 FACE
                                    -----------------    ---------------------------------------------------------------------------

Class A-1  408,420,000.00 @ 6.72%      114,351,008.68         58,167,541.27             56,183,467.41               137.5629680
Class A-2  620,000,000.00 @ 7.30%      620,000,000.00        620,000,000.00                      0.00                 0.0000000
Class A-3  455,000,000.00 @ 7.53%      455,000,000.00        455,000,000.00                      0.00                 0.0000000
Class A-4  425,000,000.00 @ 7.63%      425,000,000.00        425,000,000.00                      0.00                 0.0000000
Certificates                            74,354,000.00         74,354,000.00                      0.00                 0.0000000
                                     ----------------      ------------------------------------------
    Total Securities                 1,688,705,008.68      1,632,521,541.27             56,183,467.41
                                     ================      ==========================================




                                          INTEREST          INTEREST PER
                                           PAYMENT           $1000 FACE                     ORIGINAL
                                    --------------------------------------------
NOTES & CERTIFICATES
--------------------
Class A-1  408,420,000.00 @ 6.72%          619,020.13              1.5156460           408,420,000.00
Class A-2  620,000,000.00 @ 7.30%        3,771,666.67              6.0833333           620,000,000.00
Class A-3  455,000,000.00 @ 7.53%        2,855,125.00              6.2750000           455,000,000.00
Class A-4  425,000,000.00 @ 7.63%        2,702,291.67              6.3583333           425,000,000.00
Certificates                                     0.00                                   74,354,000.00
                                         ------------                                  --------------
    Total Securities                     9,948,103.47                                1,982,774,000.00
                                         ============                                ================

* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period     29
                                                                                  ------

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